                                                                   EXHIBIT 10.25



                                  EXHIBIT A

                     AIRPORT LAYOUT AND COST CENTER PLAN

                       CHARLESTON INTERNATIONAL AIRPORT
                          CHARLESTON SOUTH CAROLINA

                 PEAT, MARWICK, MITCHELL & CO. DECEMBER 1982





                                    [MAP]

                                  EXHIBIT B

                          EXISTING TERMINAL BUILDING

                       CHARLESTON INTERNATIONAL AIRPORT

                                DECEMBER, 1982




                                 [FLOOR PLAN]

                         EXHIBIT C - AIR SOUTH, INC.
               PREMISES IN NEW TERMINAL BUILDING FOLLOWING DBO

                       CHARLESTON INTERNATIONAL AIRPORT

                          CHARLESTON, SOUTH CAROLINA



                                 [FLOOR PLAN]

                                  EXHIBIT D
                    PREFERENTIAL-USE GATE ASSIGNMENT PLAN

                       CHARLESTON INTERNATIONAL AIRPORT
                          CHARLESTON, SOUTH CAROLINA



                                 [FLOOR PLAN]